INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                           U.S. HELICOPTER CORPORATION
  ----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

  ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

 ----------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

 ----------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

----------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

----------------------------------------------------------------------

(5) Total fee paid:

 ----------------------------------------------------------------------

[_]      Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

----------------------------------------------------------------------


(2) Form, Schedule or Registration Statement No.:

----------------------------------------------------------------------


(3) Filing Party:

----------------------------------------------------------------------


(4) Date Filed:

----------------------------------------------------------------------

Notes:

                           U.S. HELICOPTER CORPORATION
                          6 East River Piers, Suite 216
                           Downtown Manhattan Heliport
                            New York, New York 10004
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Fellow Stockholder:

         You are invited to attend the 2008 Annual Meeting of Stockholders of U.S. Helicopter Corporation ("USH" or the "Company"). The meeting will be held at 9:00 AM local time on Thursday, June 19, 2008, at Jasna Polana, 4519 Province Line Road, Princeton, New Jersey 08540. At the meeting, shareholders will vote on the following matters:

     o    Election of directors;
     o Ratification of the appointment of Moore Stephens, P.C. as the Company's independent auditors;
     o A proposed amendment to the Company's Certificate of Incorporation to increase its authorized common stock from 95 million to 500 million shares and to increase its authorized preferred stock from 5 million to 25 million shares;
     o    Approval of the Company's 2007 Stock Incentive Plan; and
     o    Any other business that may properly come before the meeting.

         If you were a record holder of the Company's common stock at the close of business on May 15, 2008, the record date for the annual meeting, you will be entitled to vote at the meeting. A list of shareholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose germane to the meeting, during normal business hours for ten (10) days prior to the meeting at the law offices of Gallagher, Briody & Butler, 155 Village Boulevard, Suite 201, Princeton, New Jersey 08540. The shareholder list will also be available for examination by any stockholder at the meeting. Space in the meeting will be limited, and admission will be on a first-come, first served basis. To attend the meeting, you will need to show evidence that you are a USH shareholder, or hold a valid proxy from a USH shareholder, as of the record date.

         Please read the attached proxy statement carefully and submit your vote as soon as possible. Your vote is important. You can ensure that your shares are voted at the meeting by using our Internet or telephone voting system, or by completing, signing and returning the enclosed proxy/voting instruction card.

                                              Sincerely yours,

                                             /s/ John G. Murphy
                                             -------------------
                                             John G. Murphy
                                             Chief Executive Officer & President
Dated:   June 3, 2008

                                TABLE OF CONTENTS
NOTICE OF ANNUAL MEETING                                                       1
GENERAL INFORMATION                                                            3
     Stockholders Entitled to Vote                                             3
     Voting                                                                    3
     Revoking a Proxy                                                          4
     Voting Shares Held in "Street Name"                                       4
     Recommendations of the Board of Directors                                 4
     Attending the Meeting                                                     4
     How to Obtain Additional Information About the Company                    5
     Deadline for Submitting Shareholder Proposals for Next Annual Meeting     5
CORPORATE GOVERNANCE                                                           5
     Composition of the Board                                                  5
     Information about Director Nominees                                       6
     Committees                                                                9
     Non-Employee Director Compensation                                       10
     Director Independence                                                    12
     Code of Ethics                                                           12
PRINCIPAL ACCOUNTANT FEES AND SERVICES                                        12
     Audit Fees                                                               12
     Audit-Related Fees                                                       13
     Tax Fees                                                                 13
     All Other Fees                                                           13
     Audit Committee Approval                                                 13
PROPOSAL 1 - ELECTION OF DIRECTORS                                            13
PROPOSAL 2 - RATIFICATION OF AUDITORS                                         14
PROPOSAL 3 - AMENDMENT OF CERTIFICATE OF INCORPORATION                        15
PROPOSAL 4 - APPROVAL OF THE 2007 STOCK INCENTIVE PLAN                        17
OTHER IMPORTANT INFORMATION                                                   17
     Executive Compensation                                                   17
     Security Ownership of Certain Beneficial Owners and Management           19
     Section 16(a) Beneficial Ownership Compliance                            21
     Costs of Solicitation                                                    21
     Matters Raised at the Meeting not Included in this Statement             22
PROXY AND VOTING INSTRUCTION                                                  22
EXHIBIT A- 2007 STOCK INCENTIVE PLAN                                         A-1

                           U.S. HELICOPTER CORPORATION
                          6 East River Piers, Suite 216
                           Downtown Manhattan Heliport
                            New York, New York 10004

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 19, 2008

This proxy statement is provided in connection with the solicitation of proxies, by order of the Board of Directors (the "Board") of U.S. Helicopter Corporation ("USH" or the "Company") to be used at the 2008 annual meeting of stockholders of the Company. The enclosed proxy card represents your holdings of common stock in the registered account name shown. We expect this proxy statement and the enclosed proxy card will be mailed on or after Tuesday, June 3, 2008, to each stockholder entitled to vote at the annual meeting.

                               GENERAL INFORMATION
STOCKHOLDERS ENTITLED TO VOTE

The Board designated May 15, 2008, as the record date for determining stockholders entitled to vote at the annual meeting. On that date, the Company had 45,654,168 shares of common stock outstanding. Each share of common stock entitles the holder to one vote.

VOTING

When you timely submit your proxy in proper form, your shares will be voted according to your instructions. You may give instructions to grant or withhold authority to vote for the election of all the Board nominees, or any individual nominee, and to vote for or against, or abstain from voting upon, each of the other matters submitted for voting.

If you are a stockholder of record, you can vote in any one of the following three ways:

     o By Internet: Go to the web site, HTTP://WWW.VOTESTOCK.COM, as shown on your proxy card, and follow the instructions. Internet voting is available 24 hours a day, seven days a week. To be effective, your vote must be received by 11:59 p.m. Eastern Daylight Time (EDT) on June 18, 2008.

     o By Telephone: Call the toll-free number, 866-626-4508, as shown on your proxy card. Please follow the instructions on your proxy card and the voice prompts on the telephone. Telephone voting is available 24 hours a day, seven days a week. To be effective, your vote must be received by 11:59 p.m. EDT on June 18, 2008.

     o By Mail: Mark your vote, sign your name exactly as it appears on your proxy card, date your proxy card, and return it in the enclosed envelope so that it is received by June 18, 2008.

REVOKING A PROXY

After you have signed and returned the enclosed proxy card or voted through the Internet or by telephone, you may revoke your proxy at any time until it is voted at the meeting. You may do this by voting subsequently by Internet, telephone, or proxy card, by sending a written notice of revocation to the Secretary of the Corporation, or by voting in person at the annual meeting.

Under the Bylaws of USH, directors are elected by a plurality of the votes cast (i.e., more votes in favor of their election than other nominees) at the Annual Meeting of Stockholders.

Each proposal in this proxy statement aside from the election of directors will be approved if it receives a majority of the votes present, either in person or by proxy, and entitled to vote at the meeting. Please note that not returning your proxy or abstaining from voting will have the same effect as if you had voted against the proposal.

VOTING SHARES HELD IN "STREET NAME"

If your shares are held in the name of a broker, bank or other record holder, please refer to the instructions provided by the record holder regarding how to vote your shares or to revoke your voting instructions. You may also obtain a proxy from the record holder permitting you to vote in person at the annual meeting.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote:

     o FOR the election of the director nominees named in this proxy statement;
     o FOR the ratification of the appointment of Moore Stephens, P.C. as the Company's independent auditors;
     o FOR the proposed amendment to the Company's Certificate of Incorporation; and
     o    FOR the approval of the Company's 2007 Stock Incentive Plan.

If you are a shareholder of record and return a written proxy/voting card without voting instructions, your shares will be voted in accordance with the Board's recommendations.

ATTENDING THE MEETING

To attend the annual meeting, you will need to show that you are either a USH stockholder, or hold a valid proxy from a USH stockholder, as of the record date. Space in the meeting will be limited, and admission will be on a first-come, first served basis. To attend the meeting, you will need to show evidence that you are a USH shareholder, or hold a valid proxy from a USH shareholder, as of the record date.

HOW TO OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The Company's SEC filings are available on the SEC's web site at HTTP://WWW.SEC.GOV by following the link for "Search for Company Filings". You may also read and copy any reports, statements or other information filed by the Company at the SEC's public reference rooms in Washington, D.C., New York City, and Chicago, Illinois. You may also request a copy of the Company's reports filed with the SEC by contacting the Company's Corporate Secretary, c/o U.S. Helicopter Corporation, 6 East River Piers, Suite 216, Downtown Manhattan Heliport, New York, NY 10004.

DEADLINE FOR SUBMITTING SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

The deadline for submitting shareholder proposals for inclusion in the Company's proxy statement and form of proxy for the Company's next annual meeting is December 31, 2008. Any such proposal, including any accompanying supporting statement, may not exceed 500 words. Shareholder proposals received by the Company after December 31, 2008 will be considered untimely and may be rejected as such at the discretion of the Board.


                              CORPORATE GOVERNANCE

COMPOSITION OF THE BOARD

The Board consists of nine (9) directors and is divided into three classes for purposes of election. All three classes of directors have been nominated for election this year. Class I directors will serve for a one-year term, Class II directors will serve for a two-year term, and Class III directors will serve for a three-year term. The current composition of the Board is as follows:



              NAME            AGE                 POSITION
--------------------------------------------------------------------------------
Dean C. Borgman                66     Chairman of the Board of Directors

John G. Murphy                 60     Chief Executive Officer, President and
                                      Director

Col. Clinton Pagano (Ret.)     79     Director

John Capozzi                   64     Director

Christopher D. Brady           53     Director

George A. Fechter              61     Director

Edward J. Sherman              62     Director

Stephen T. Wills               51     Director

Richard L. Bushman             49     Director

INFORMATION ABOUT DIRECTOR NOMINEES

The following information about the business background of each person nominated by the Board has been furnished to the Company by the nominees for director. Unless a different address is provided below in the biography of a director, his or her business address is U.S. Helicopter Corporation, 6 East River Piers, Suite 216, Downtown Manhattan Heliport, New York, New York 10004.

DEAN C. BORGMAN was appointed Chairman in September, 2004. Mr. Borgman is the former Chairman of Sikorsky Aircraft Corporation, a subsidiary of United Technologies Corporation, a position he retired from on July 1, 2004. Mr. Borgman joined Sikorsky as President in October 1998 and was appointed Chairman on July 1, 2003. Before joining Sikorsky, Mr. Borgman served as Senior Vice President in charge of the Boeing Company's helicopter facility in Mesa, Arizona. He was named to the post after the merger of Boeing and McDonnell Douglas. Mr. Borgman held a number of posts with McDonnell Douglas Helicopter Company in Mesa, including that of President. He joined the Mesa unit in 1981 as Director of Research and Development. Mr. Borgman advanced to Director of the LHX Program, Vice President of Engineering, Vice President for Advanced Product Development and Technology, General Manager for the MD Explorer Program and Vice President for Commercial Programs. From 1975-81, Mr. Borgman served with the U.S. Army Aviation Command, where he served the last two years as Director-Advanced Systems. He worked at the Army Aviation Research and Development Lab at Moffett Field from 1967-75. Mr. Borgman also held engineering positions at Alpha Research Company and Northrop Corporation. Mr. Borgman holds a bachelor's degree in aeronautical engineering from California State Polytechnic University and a master's degree in the same discipline from Stanford University. In 1983, he completed the Stanford Business School's Executive Program. Additionally, he serves on the advisory committees of the College of Engineering at California Polytechnic University, the Arizona State University College of Engineering and the Dean's Council of 100 at the ASU College of Business. He also serves on the board of The King's College, and is past Chairman of the Board of Trustees of Southwestern College, The American Helicopter Society, and Community Health Charities of Connecticut. Mr. Borgman also has been a member of the NASA Aeronautical Advisory Committee, the Flight Mechanics Panel of the NATO Advisory Group for Research and Development and the Army Science Board.

JOHN G. MURPHY has served as our Chief Executive Officer, President and Director since March 7, 2003. Mr. Murphy has over 30 years of experience in general management and administration in the domestic/international airline industry. Mr. Murphy was President of JM Consulting and Associates from 1999 to 2004, his own transportation industry consulting firm. From 1995 to 1998, Mr. Murphy was President, Chief Executive Officer, and a Director of Kiwi International Airlines. From 1993 to 1995, Mr. Murphy was Senior Vice President of Marketing and Services for MGM Grand Air, a deluxe air carrier that catered to business and entertainment, executives, and affluent clientele. Prior to joining MGM, Mr. Murphy served as Vice President/GM Sales & Reservations at Pan American World Airways, with responsibility for all of Pan Am's worldwide sales & reservations functions. Prior to this position at Pan Am, Mr. Murphy served as Vice President Sales & Advertising for all system wide advertising, sales planning, commission programs and forecasting, as well as Managing Director Northeast, with primary responsibility for Pan Am's largest operation (including the Pan Am Shuttle, which provided scheduled helicopter service) in the New York area at JFK, LaGuardia, and Newark airports. While serving as Managing Director Northeast for Pan Am, Mr. Murphy directed all aspects of marketing/sales, customer service, operations, security, personnel-labor relations, and financial controls.

COLONEL CLINTON PAGANO has served as a Director and member of our Security Advisory Board since September 1, 2004. Col. Pagano was the Superintendent of the New Jersey State Police from 1975 to 1990, during the tenures of two Governors. While in his role as Superintendent of State Police, Col. Pagano was instrumental in the creation of one of the largest state police helicopter fleets in the nation, including the institution of a 24 hour, 7 day a week air ambulance service that has become an example of the kind of emergency medical services capable with the use of helicopters. This New Jersey State Police aviation unit remains one of the largest in the United States. From 1990 to 1991, Col. Pagano was Director of New Jersey Division of Motor Vehicles, a position he was appointed to by a third New Jersey Governor. Col. Pagano has over 35 years of law enforcement experience, including the implementation in New Jersey of coordinated State and Federal organized crime control programs. He was appointed Director of Emergency Management and served on the national committee in developing the anti-terrorism plan for the United States. Colonel Pagano played a key role in developing the control plan for the New Jersey Casino Industry and the security operations of New Jersey Sports and Exposition Authority. Col. Pagano has studied military and civil aviation and related electronics and was one of the first graduates of the Teterboro School of Aeronautics in New Jersey. Col. Pagano also served as a member of the Board of Directors of Digital Products Corporation of Florida from 1992 to 1997. From November 1992 until mid-1999, he served as a Director and the Executive Vice President of Compliance for Capital Gaming International, Inc. Col. Pagano served as a director of Gary Player Golf.com, Inc. from 2000 to 2003. Col. Pagano also presently serves as Chairman of the Board and a consultant to Manex Entertainment, Inc.

JOHN CAPOZZI has served as our Marketing and Business Development Advisor and Director since September 1, 2004. Mr. Capozzi began his corporate career with American Airlines in operations in 1966 and was promoted eight times in eight years leaving them as a Director in its marketing group. In 1974, Mr. Capozzi joined the Midland Bank Group as a Vice President of Sales for one of its operating companies in North America. He was promoted five times over the next five years, leaving as the CEO in 1979 to start his own investment firm. Since 1979, Mr. Capozzi has started and sold over 20 companies in a variety of industries. Mr. Capozzi also worked in government as an organizer of The

Presidents Summit for America's Future, which was formed by President George Bush Sr. and Chaired by Colin Powell, and was later known as America's Promise. Mr. Capozzi has also worked with the Points of Light Foundation and in 1982 was one of the creators of the Smoke Free Society Campaign with the U.S. Surgeon General. Mr. Capozzi also formed Shape Up America with the U.S. Surgeon General and launched a national initiative at the White House with Hillary Clinton. Mr. Capozzi served for nine years on the Business School Board of Fairfield University, for two years on the board of the Enterprise Center at Yale University, and the board of Greens Farms Academy in Westport, CT for six years. He also served on the Board of Operation Independence for the State of Israel for 14 years. Mr. Capozzi has written seven books with over 14 million copies of his work in distribution.

CHRISTOPHER D. BRADY has served as a Director since October, 2005. Mr. Brady is the founding partner and Chairman of The Chart Group. Mr. Brady has over 25 years' experience in private equity, corporate finance and capital markets and focuses on identifying and building portfolio companies through his extensive industry relationships and perspective. Prior to his association with The Chart Group, Mr. Brady was a partner with The Lodestar Group, a merger advisory and investment firm acquired by Societe Generale. Mr. Brady spent eleven years in the Corporate Finance and Capital Markets Departments of Lehman Brothers and Dillon Read. Mr. Brady is a director of Bitrage, NWGH, Al-Deera Holding Co., IFA Khaleeji Fund and several investments and affiliates of The Chart Group. He received a B.A. from Middlebury College and an M.B.A. from Columbia University Graduate School of Business.

GEORGE A. FECHTER has served as a Director since February, 2006. Since 2003, Mr. Fechter has managed personal portfolios as Fechter Holdings which consists of both start-up and established companies such as EHS PeriOptimum, Collaborative Fusion, Adherence Technologies and Vulcan. From 1999 to 2003, Mr. Fechter served as Associate Vice Chancellor for External Relations at the University of Pitssburgh. From 1998 to 1999, Mr. Fechter served as Chief Executive Officer for the McGowan Center for Artificial Organ Development at the University of Pittsburgh. Mr. Fechter has over 20 years of experience in the construction and contracting industries and has co-founded companies providing managerial services in the U.S. and Canada. Mr. Fechter also serves as a director to a number of privately-held for-profit and non-profit entities.

EDWARD J. SHERMAN has served as a Director since February, 2006. Prior to joining U.S. Helicopter, Mr. Sherman served as Vice President of Infiniti East, a division of Nissan Motor Corporation. Mr. Sherman was employed by Nissan Motor Corporation from October 1976 until his retirement in November 2002. Before joining Nissan Motor Corporation, Sherman was a teacher in the City of Boston school district from 1970 to 1976. From 1967 to 1970, Mr. Sherman served as an Officer in The United States Marine Corps. Sherman held various positions in the USMC including Infantry Platoon Commander, Company Executive Officer and Battalion Intelligence Officer. He is a decorated Vietnam Veteran. Mr. Sherman holds a BS degree in Finance with a minor in Economics from Carroll School of Management; Boston College and a Masters in Education from Boston University. Mr. Sherman also serves as a director of Performance Health Technologies, Inc.

STEPHEN T. WILLS has served as a Director since November, 2006. In addition to his involvement with U.S. Helicopter, Mr. Wills has served as Vice President, Secretary, Treasurer and Chief Financial Officer of Palatin Technologies, Inc. since 1997 and has been its Executive Vice President of Operations since 2005. From July 1997 to August 2000, Mr. Wills was also a Vice President and the Chief Financial Officer of Derma Sciences, Inc., a publicly held company which provides wound and skin care products, and currently serves as a director of Derma Sciences, Inc. From 1991 to August 2000, he was the President and Chief Operating Officer of Golomb, Wills & Company, P.C., a public accounting firm. Mr. Wills, a certified public accountant, received his B.S. in accounting from West Chester University, and an M.S. in taxation from Temple University.

RICHARD L. BUSHMAN has served as a Director since February 2008. In addition to his position with the Company, Mr. Bushman acts as the Chief Investment Officer for Univest Group, where he is responsible for creating investment assets for Univest Group clients. Univest Group specializes in debt and equity capital markets, listed and unlisted securities, and structured and generic products. Mr. Bushman is also a member of the board of Katana Energy International. Mr. Bushman started his career with the Chase Manhattan Bank in 1982. In 1984, he co-founded the bank's Financial Advisory Group and successfully completed transactions in Belgium, Saudi Arabia, Kuwait, Bahrain and Spain. From 1989 to 1996, Mr. Bushman acted as Head of Corporate Finance and Chief Investment Officer for Kingdom Establishment a leading global investor from Saudi Arabia. Since 1997, Mr. Bushman has worked as a Director of Long Acre Partners, a TMT boutique owned by JP Morgan, and then as Managing Director of the Trinity Group, an alternative asset merchant banking firm where he completed a range of major fund and corporate finance assignments. Mr. Bushman is a graduate of Harvard University.

COMMITTEES

The Company's business, property and affairs are managed by or under the direction of the Board. Members of the board are kept informed of our business through discussion with the chief executive and financial officers and other officers, by reviewing materials provided to them and by participating at meetings of the Board and its committees.

Since 2006, the Board has had four committees - the audit committee, the compensation committee, the finance committee and the corporate governance and nominating committee. The Board has not adopted written charters for any committee as of the date of this report. Our audit committee currently consists of Stephen T. Wills, John Capozzi, George Fechter and Col. Clinton Pagano, with Mr. Wills as chairman. Mr. Wills is considered a "financial expert" member of the Audit Committee. Our compensation committee currently consists of Col. Clinton Pagano, Dean Borgman, Edward Sherman and Stephen Wills, with Col. Pagano as chairman. Our finance committee currently consists of Christopher Brady, George Fechter, John Capozzi, John G. Murphy and Richard Bushman, with Mr. Brady as chairman. Our corporate governance and nominating committee currently consists of Dean Borgman, Christopher Brady, Edward Sherman, John G. Murphy and Richard Bushman, with Mr. Borgman as chairman.

Our audit committee is involved in discussions with our independent auditor with respect to the scope and results of our year-end audits, our quarterly results of operations, our internal accounting controls, and the professional services furnished by our independent auditor.

The compensation committee is responsible to the Board and to stockholders for approving compensation awarded to all executive officers of the Company. The committee authorizes all awards under our equity-based compensation plans, and it reviews and approves employment agreements with management and changes in compensation for our executive officers.

Our finance committee, among other things, provides advice and assistance to the Board concerning proposed issuances of equity, debt or other securities and proposed credit and similar facilities, reviews the adequacy of existing financing facilities, and reviews short-term and long-term financing plans.

Our corporate governance and nominating committee is responsible for identifying qualified candidates to serve as directors and recommend to the Board nominees for director, recommend to the Board nominees for each committee of the Board, oversee the process of evaluation of the performance of our management, and develop and recommend to the Board corporate governance guidelines.

NON-EMPLOYEE DIRECTOR COMPENSATION

For fiscal year 2007, we compensated our non-employee directors an annual sum of $20,000 for serving as a director during 2007. Mr. Borgman, as Chairman of the Board, received an annual sum of $30,000. In addition, the Chairman of each committee of the Board received an additional annual sum of $4,000. We also issued to each director an option pursuant to our 2007 Stock Incentive Plan to purchase up to 300,000 shares of our common stock with an exercise price equal to the fair market value of our common stock as of the grant date. Mr. Wills, a director since November 2006, received 200,000 options.


                                                                                             CHANGE
                                                                                           IN PENSION
                                                                                           VALUE AND
                                                                                          NONQUALIFIED
                                 FEES EARNED                                               NON-EQUITY     DEFERRED
                                 OR PAID        STOCK      OPTION       INCENTIVE PLAN    COMPENSATION    ALL OTHER
                                 IN CASH        AWARDS     AWARDS        COMPENSATION       EARNINGS     COMPENSATION      TOTAL
NAME                               ($)           ($)         ($)             ($)              ($)             ($)           ($)
----------------                ------------   -------  ------------    -------------   ---------------  --------------  ----------



Dean C. Borgman                  $34,000        --(1)     $51,252(2)           --               --               --         $85,252

Col. Clinton L. Pagano, Sr.      $24,000        --(3)    $51,252 (4)           --               --               --         $75,252

John Capozzi                     $20,000        --(5)    $51,252 (6)           --               --               --         $71,252

Christopher D. Brady             $24,000         --      $51,252 (7)           --               --               --         $75,252

George A. Fechter                $20,000         --      $51,252 (8)           --               --               --         $71,252

Edward J. Sherman                $20,000         --      $51,252 (9)           --               --               --         $71,252

Stephen T. Wills                 $24,000         --      $34,168 (10)          --               --               --         $58,168

Richard L. Bushman(11)             --            --           --               --               --               --            --

----------------


(1)      In the aggregate, Mr. Borgman holds a total of 700,000 shares of common stock.
(2) Represents the dollar amount recognized for financial statement reporting purposes for fiscal year 2007 based on options to purchase up to 300,000 shares of common stock at an exercise price of $0.40 per share issued on December 4, 2007 and expire on December 4, 2017. Mr. Borgman also holds options to purchase an additional 300,000 shares of common stock at an exercise price of $0.50 per share, which were issued on October 27, 2004 and expire on October 27, 2014.
(3) In the aggregate, Col. Pagano is the beneficial owner of a total of 213,000 shares of common stock. (4) Represents the dollar amount recognized for financial statement reporting purposes for fiscal year 2007 based on options to purchase up to 300,000 shares of common stock at an exercise price of $0.40 per share issued on December 4, 2007 and expire on December 4, 2017.
(5) In the aggregate, Mr. Capozzi holds a total of 3,710,145 shares of common stock. (6) Mr. Capozzi holds options to purchase up to 300,000 shares of common stock at an exercise price of $0.40 per share which expire on December 4, 2017.
(6) Represents the dollar amount recognized for financial statement reporting purposes for fiscal year 2007 based on options to purchase up to 300,000 shares of common stock at an exercise price of $0.40 per share issued on December 4, 2007 and expire on December 4, 2017. Mr. Capozzi also holds options to purchase up to 50,000 shares of common stock at an exercise price of $0.50 per share issued on April 3, 2006 and expire on April 3, 2016.
(7) Represents the dollar amount recognized for financial statement reporting purposes for fiscal year 2007 based on options to purchase up to 300,000 shares of common stock at an exercise price of $0.40 per share issued on December 4, 2007 and expire on December 4, 2017. Mr. Brady is also the beneficial owner of (a) options to purchase 50,000 shares of common stock, (b) options to purchase up to 156,250 shares of U.S. Helicopter common stock held by William Street Advisors, LLC, and
         (c) options to purchase up to 156,250 shares of U.S. Helicopter common stock held by Univest Group Limited.
(8) Represents the dollar amount recognized for financial statement reporting purposes for fiscal year 2007 based on options to purchase up to 300,000 shares of common stock at an exercise price of $0.40 per share issued on December 4, 2007 and expire on December 4, 2017. Mr. Fechter also holds options to purchase up to 50,000 shares of common stock at an exercise price of $1.25 per share issued on April 3, 2006 and expire on April 3, 2016.

                                      -11-

(9) Represents the dollar amount recognized for financial statement reporting purposes for fiscal year 2007 based on options to purchase up to 300,000 shares of common stock at an exercise price of $0.40 per share issued on December 4, 2007 and expire on December 4, 2017. Mr. Sherman also holds options to purchase up to 50,000 shares of common stock at an exercise price of $1.25 per share issued on April 3, 2006 and expire on April 3, 2016.
(10) Represents the dollar amount recognized for financial statement reporting purposes for fiscal year 2007 based on options to purchase up to 200,000 shares of common stock at an exercise price of $0.40 per share issued on December 4, 2007 and expire on December 4, 2017. Mr. Wills also holds options to purchase up to 50,000 shares of common stock at an exercise price of $1.25 per share issued on December 21, 2006 and expire on December 21, 2016.
(11) Mr. Bushman did not become a director of the Company until February 14, 2008.


DIRECTOR INDEPENDENCE

The Company's common stock is quoted on the OTC Bulletin Board interdealer quotation system, which does not have director independence requirements. Under NASDAQ Rule 4200(a)(15), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation, or if he or she has accepted any compensation from the company in excess of $100,000 during any 12-month period in the prior three years. John G. Murphy is the President and Chief Executive Officer of the Corporation and is not deemed to be an independent director under this definition. Also, John Capozzi received or accrued compensation for services rendered during 2006 of $250,000 and is not deemed to be an independent director.

CODE OF ETHICS

We have not formally adopted a written Code of Ethics. Management of the Company has drafted a Code of Ethics designed to deter wrongdoing and promote honest and ethical conduct, full, fair and accurate disclosure, compliance with laws, prompt internal reporting and accountability to adherence to the Code of Ethics. Management of the Company is in the process of obtaining comments to its draft Code of Ethics from the Board of Directors. We have not adopted a written Code of Ethics as of the date hereof because based on our small size, early development stage and limited financial and human resources, we did not believe that formally adopting a written Code of Ethics would have been necessary or cost-effective prior to the date hereof.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

AUDIT FEES

The aggregate fees billed for each of fiscal 2007 and 2006 for professional services rendered by Moore Stephens, PC as our registered public accounting firm for the audit of our annual financial statements and review of financial statements included in our Forms 10-QSB and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of fiscal 2007 and 2006 was $83,922 and $54,245, respectively.

AUDIT-RELATED FEES

The aggregate fees billed in each of fiscal 2007 and 2006 for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements (and are not reported under Item 9(e)(1) of Schedule 14(A) was $8,000 and $1,148, respectively. These fees were related to the filing of our registration statement.

TAX FEES

The aggregate fees billed in each of fiscal 2007 and 2006 for professional services rendered by our principal accountant for tax compliance, tax advice and tax planning was $225 and $350, respectively.

ALL OTHER FEES

The aggregate fees billed in each of fiscal 2007 and 2006 for products and services provided by our principal accountant (other than the services reported in Items 9(e)(1) through 9(e)(3) of Schedule 14(A)) was $0 and $0, respectively.

AUDIT COMMITTEE APPROVAL

We established an audit committee in 2006. Our audit committee's policy is to pre-approve all audit and permissible non-audit services performed by the independent accountant. The independent auditors and management are required to periodically report to the Company's Board of Directors regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Board of Directors may also pre-approve particular services on a case-by-case basis. Our Board of Directors approved the engagement of Moore Stephens, PC as our principal accountant for the audit of our financial statements for the year ended December 31, 2007.

               PROPOSALS TO BE VOTED ON AT THE 2008 ANNUAL MEETING

PROPOSAL 1 - ELECTION OF DIRECTORS

A board of nine (9) directors will be elected at the annual meeting. The Board of Directors has nominated the following directors to stand for re-election for the terms noted below. Directors are elected by a plurality vote of the shares present at the meeting, meaning that director nominees with the most affirmative votes are elected to fill the available seats. Each director will serve until the expiration of their term or until a successor is elected and qualified, or until earlier resignation, removal, or death. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING NOMINEES:

CLASS I - DIRECTORS NOMINATED FOR ONE-YEAR TERM

     o    John M. Capozzi
     o    Col. Clinton Pagano (Ret.)
     o    Edward J. Sherman

CLASS II - DIRECTORS NOMINATED FOR TWO-YEAR TERM

     o    John G. Murphy
     o    George A. Fechter
     o    Stephen T. Wills

CLASS III - DIRECTORS NOMINATED FOR THREE-YEAR TERM

     o    Dean C. Borgman
     o    Christopher D. Brady
     o    Richard L. Bushman

All of the nominees are currently serving on the Board of Directors. The Company's common stock is quoted on the OTC Bulletin Board interdealer quotation system, which does not have director independence requirements. However, each nominee is independent under applicable NASDAQ rules except John G. Murphy, who as President and Chief Executive Officer of the Company is not deemed to be an independent director and John Capozzi, who received or accrued compensation for services rendered during 2006 of $250,000 and is not deemed to be an independent director.

The Board of Directors believes each nominee for director will be able to stand for election. If any nominee becomes unable to stand for election, the Board may name a substitute nominee or reduce the number of directors. If a substitute nominee is chosen, the directors designated to vote the proxies will vote FOR the substitute nominee.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board seeks an indication from stockholders of their approval or disapproval of the Audit Committee's appointment of Moore Stephens, P.C. ("Moore Stephens") as Independent Registered Public Accounting Firm (auditors) for 2008. For additional information regarding the Company's relationship with Moore Stephens, please refer to Principal Accountant Fees and Services disclosure beginning on page 11.

If the appointment of Moore Stephens as auditors for 2008 is not approved by the stockholders, the adverse vote will be considered a direction to the Audit Committee to consider other auditors next year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment for the year 2008 will stand, unless the Audit Committee finds other good reason for making a change.

Representatives of Moore Stephens will be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. The representatives will also be available to respond to questions at the meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL 3 - AMENDMENT TO CERTIFICATE OF INCORPORATION

DESCRIPTION OF PROPOSED AMENDMENT OF THE CERTIFICATE OF INCORPORATION

The Company's Certificate of Incorporation currently authorizes the issuance of a total of 100,000,000 shares, composed of 95,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. The proposed amendment will increase the total number of authorized shares to 525,000,000 shares, composed of 500,000,000 shares of common stock and 25,000,000 shares of preferred stock (the "Amendment"). The Amendment will modify the first paragraph of Article Fourth of the Certificate of Incorporation to read as follows:

         "4.1 Authorized Stock. The total number of shares of stock which the Company shall have authority to issue is 525,000,000 shares, composed of five hundred million (500,000,000) shares of common stock, par value $0.001 per share, and twenty five million (25,000,000) shares of preferred stock, par value $0.001 per share."

Each of the newly authorized shares of common stock will have the same rights and privileges as currently authorized common stock. The Amendment will not change the par value of the common stock.

Each of the newly authorized shares of preferred stock will have the same rights and privileges as currently authorized preferred stock. No shares of preferred stock are issued and outstanding as of the date of this consent solicitation.

PURPOSE OF THE AMENDMENT

At May 15, 2008, the Company had issued and outstanding 45,654,168 shares of common stock, no shares of preferred stock, and approximately 73,000,000 shares of common stock are issuable pursuant to outstanding warrants, options and convertible debentures. Our Certificate of Incorporation currently authorizes the issuance of up to 95,000,000 shares of common stock. As such, we currently have an insufficient number of shares authorized to issue shares of common stock assuming the full conversion of all outstanding convertible securities and exercise of all outstanding warrants and options.

The Amendment would increase the authorized shares of common stock from 95,000,000 to 500,000,000. The Company needs to increase the number of authorized shares of common stock in order to have an adequate reserve of common stock available for issuance upon conversion of existing convertible securities and exercise of outstanding warrants and options. The Company also needs to increase the number of authorized shares of common stock in order to have an adequate reserve of common stock available for future issuance in equity financings.

The increase in the number of authorized but unissued shares of common stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes such as raising capital for ongoing operations, business and asset acquisitions, present and future employee benefit programs and other corporate purposes. It is anticipated that such purposes may include the issuance for cash as a means of obtaining capital for use by the Company, issuance in exchange for debt or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

The Company has no current plan or commitment to issue shares of common stock for purposes other than those discussed above or described herein.

The Amendment would also increase the authorized shares of preferred stock from 5,000,000 to 25,000,000. The Company deems it advisable to increase the number of authorized shares of preferred stock in order to have an adequate reserve of preferred stock available for future issuance in equity financings.

The increase in the number of authorized but unissued shares of preferred stock would enable the Company, without further stockholder approval, to issue shares of preferred stock from time to time, subject to limitations prescribed by law and the provisions of the Certificate of Incorporation, as may be required for proper business purposes such as raising capital for ongoing operations, business and asset acquisitions, and other corporate purposes. It is anticipated that such purposes may include the issuance for cash as a means of obtaining capital for use by the Company, issuance in exchange for debt or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

No shares of preferred stock are issued and outstanding as of the date of this consent solicitation and the Company has no current plan or commitment to issue shares of preferred stock at this time.

USE OF ADDITIONAL AUTHORIZED COMMON STOCK

The initial authorized common stock will be used until such time as the conversion of debentures or the exercise of the warrants or options requires the Company to issue more than the 95,000,000 shares currently authorized. The Company has no current plan or commitment to issue shares of stock for purposes other than those discussed herein.

The additional authorized shares could also be used to discourage persons from attempting to gain control of the Company, by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board in opposing a takeover bid or a solicitation in opposition to management. The Company is not currently aware of any effort to obtain control of the Company, and has no plans to use the new shares for purposes of discouraging any such effort.

If the Amendment is not approved, the Company will not have enough shares of common stock authorized to issue shares of common stock to all holders of convertible securities which would result in material breaches of several agreements. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL 4 - APPROVAL OF THE 2007 STOCK INCENTIVE PLAN

The Board of Directors believes that the Company's continued ability to attract, motivate, and retain highly qualified employees will have a direct impact on the future success and profitability of the Company.

To that end, on December 4, 2007, the Company adopted a 2007 Stock Incentive Plan (the "2007 Plan"). Pursuant to the 2007 Plan, the Company has reserved the right to issue up to 6,000,000 shares of common stock in the form of awards to certain employees, non-employee directors and other individuals providing services to the Company. The 2007 Plan terminates in 2017. The exercise price of an option granted under the 2007 Plan will not be less than the fair market value of the Company's common stock on the date of grant; however, for any non qualified Stock Option the option price per share of common stock, may alternatively be fixed at any price deemed to be fair and reasonable, as of the date of the grant. Options granted that are not vested will be cancelled immediately upon termination of the grantee's employment or association with the Company, except in certain situations such as retirement, death or disability. Vested options are exercisable for up to 30 days upon termination of the grantee's employment or association with the Company.

The 2007 Plan document is attached as EXHIBIT A, and the 2007 Plan description set forth above is qualified in its entirety by the complete 2007 Plan documents. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                           OTHER IMPORTANT INFORMATION
EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation paid by us during the two years ended on December 31, 2007 to our Chief Executive Officer and our other executive officers who were serving as executive officers on December 31, 2007 and received total salary and bonus in excess of $100,000 during fiscal year 2007 (the "Named Executive Officers").



                                                                 STOCK         OPTION       ALL OTHER
NAME AND PRINCIPAL                                               AWARDS        AWARDS      COMPENSATION       TOTAL
POSITION                  YEAR      SALARY ($)     BONUS ($)       ($)           ($)           ($)             ($)
-------------------------------------------------------------------------------------------------------------------------
John G. Murphy            2007     $225,000(1)        --            --          $51,252      $20,769(2)   $297,021(1)(2)
Chief Executive Officer   2006     $225,000        $150,000         --            --             --       $375,000
and President





George J. Mehm, Jr.        2007     $130,000(1)        --            --          $25,626      $8,862(2)    $164,488(1)(2)
Chief Financial Officer,   2006     $130,000        $25,000          --            --             --       $155,000
Sr. Vice President and
Treasurer




Donal McSullivan           2007     $130,000(1)        --            --          $25,626      $6,462(3)    $162,088(1)(3)
Chief Marketing Officer    2006      $130,000       $25,000          --            --         $503,550(4)    $658,550(4)
and Sr. Vice President




Terence O. Dennison        2007     $130,000(1)        --            --          $25,626      $14,250(2)   $169,876(1)(2)
Chief Operating Officer    2006     $130,000       $25,000          --            --             --        $155,000
and Sr. Vice President



Gabriel S. Roberts         2007     $95,000(1)         --            --          $25,626      $18,224(2)   $138,850(1)(2)
Vice President Finance     2006     $95,000         $25,000          --            --             --       $115,000
and Administration

                                      -17-

----------------
(1) Includes an amount equal to 20% of such officer's salary, which has been deferred pursuant to an agreement with the Company executed in connection with the August 2007 Debenture financing with YA.
(2) Includes amounts received by the named executive for contributions made by the Company for health, dental and life insurance policies and the Company's 401(k) plan in the name of the executive.
(3) Includes amounts received by the named executive for contributions made by the Company for health, dental and life insurance in the name of the executive.
(4) Represents (a) $170,000 in cash paid to Mr. McSullivan pursuant to a marketing services agreement, (b) the cash value of warrants to purchase 100,000 shares of common stock at $0.01 per share issued on April 1, 2006 at an assumed value of $0.80 per share, and (c) the cash value of warrants to purchase 200,000 shares of common stock at $0.05 per share which were earned in 2006 with an assumed value of approximately $0.96 per share. All compensation paid under this column to Mr. McSullivan was made pursuant to the terms of a marketing services agreement and a Settlement Agreement and Release which terminated such marketing services agreement.


OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE



                                  OPTION AWARDS                                                   STOCK AWARDS
                      --------------------------------------------------------------------------------------------------------------

                                                                                                                            EQUITY
                                                                                                                           INCENTIVE
                                                                                                               EQUITY         PLAN
                                                                                                               INCENTIVE     AWARDS:
                                                                                                             PLAN AWARDS:  MARKET OR
                                                     EQUITY                                                    NUMBER OF    PAYOUT
                                                    INCENTIVE                                                  UNEARNED      VALUE
                       NUMBER OF      NUMBER OF    PLAN AWARDS:                                     MARKET     SHARES,   OF UNEARNED
                      SECURITIES     SECURITIES     NUMBER OF                          NUMBER OF    VALUE OF    UNITS       SHARES,
                      UNDERLYING     UNDERLYING    SECURITIES                         SHARES OR    SHARES OR   OR OTHER    UNITS OR
                      UNEXERCISED   UNEXERCISED    UNDERLYING                          UNITS OF     UNITS OF    RIGHTS       OTHER
                        OPTIONS        OPTIONS    UNEXERCISED    OPTION               STOCK THAT  STOCK THAT    THAT     RIGHTS THAT
                          (#)            (#)         UNEARNED   EXERCISE    OPTION     HAVE NOT    HAVE NOT     HAVE NOT   HAVE NOT
                      -----------  -------------     OPTIONS      PRICE   EXPIRATION    VESTED      VESTED      VESTED       VESTED
NAME                  EXERCISABLE  UNEXERCISABLE       (#)         ($)       DATE        (#)          ($)         (#)        ($)(1)
-------------         -----------  -------------  -----------   --------- ----------- ---------   ----------- ----------- ----------

George J. Mehm, Jr.    150,000        --               --        $0.40     12/4/17       --            --         --          --
                       231,000        --               --        $0.50     7/23/14       --            --     75,000(2)     $48,750

Donal McSullivan       150,000        --               --        $0.40     12/4/17       --            --         --          --
                          --          --               --         --          --         --            --     75,000(2)     $48,750

Terence O. Dennison    150,000        --               --        $0.40     12/4/17       --            --         --          --
                       211,000        --               --        $0.50     10/27/14      --            --     75,000(2)     $48,750

Gabriel S. Roberts     150,000        --               --        $0.40     12/4/17       --            --         --          --
                          --          --               --         --          --         --            --     75,000(2)     $48,750

--------------
(1)      Market value is based on the closing price of our common stock on December 31, 2007 as quoted on the OTC
         Bulletin Board, or $0.65 per share.
(2)      Represents an award of shares of common stock that, as of December 31, 2007 vests on June 30, 2008.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of May 15, 2008, the number and percentage of outstanding shares of our common stock beneficially owned by our executive officers, directors and stockholders owning more than 5% of our common stock and our executive officers and directors as a group. Our executive officers and directors have expressed their intention to vote FOR each of the proposals set forth herein.

                                                   SHARES            PERCENTAGE
NAME OF OWNER                                 BENEFICIALLY OWNED     OF CLASS(1)
--------------------------------------------------------------------------------
MORE THAN 5% BENEFICIAL OWNERS:
YA Global Investments, LP(2)                    57,810,471(3)           57.47%
International Financial Advisors, K.S.C.(4)     40,450,000(5)           53.86%
Kuwait Holding, KSC(6)                           6,950,000(7)           13.21%
Samama Global Corporation(8)                     3,000,000               6.56%

EXECUTIVE OFFICERS AND DIRECTORS:
Dean C. Borgman(9)                               1,300,000(10)           2.83%
John G. Murphy(9)                                6,526,480              14.20%
Gabriel Roberts(9)                               4,940,692(11)          10.79%
John Capozzi(9)                                  4,010,145               8.73%
Donal McSullivan(9)                              3,218,558(12)           7.01%
George J. Mehm, Jr.(9)                           1,036,666(13)           2.25%
Terence O. Dennsion(9)                             877,666(14)           1.91%
Col. Clinton Pagano(9)                             513,000               1.12%
Christopher D. Brady(15)                           662,500(16)           1.43%
George A. Fechter(17)                              350,000(18)               *
Edward J. Sherman(19)                              350,000(18)               *
Stephen T. Wills(20)                               250,000(18)               *
Richard L. Bushman(21)                             156,250(22)               *
All Executive Officers and
Directors as a Group
(12 persons)                                    24,035,707(23)          48.17%
-------------------

(1) The percentage of class calculation for each person or entity is based on 45,654,168 shares of U.S. Helicopter common stock outstanding as of May 15, 2008, inclusive of the number of shares of U.S. Helicopter common stock issuable to the person or entity upon conversion of convertible securities held by such person or entity. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of May 15, 2008 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)      Address: 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07302.

(3) This figure includes warrants to purchase a total of 14,086,107 shares of U.S. Helicopter common stock exercisable within 60 days of May 15, 2008, as well as up to 40,849,429 shares of common stock issuable upon conversion of convertible debentures held by YA in the principal amounts of $5,900,000, $2,750,000, $844,838 and $1,250,000, based on an assumed conversion price of $0.30 per share. Pursuant to applicable U.S. Department of Transportation regulations ("US DOT Regulations"), non-U.S.-based persons including YA may not hold more than an aggregate of 24.9% of the voting interest of us, or more than 49% of our overall outstanding equity without regard to voting rights, subject to DOT approval. In addition, the terms of the Convertible Debentures prohibit conversion if the number of shares held by YA after giving effect to such conversion would equal in excess of 4.9% of all our outstanding shares of common stock, which may only be waived by YA either in its sole discretion with 60 days' notice or without notice upon an event of default. The acquisition of the interest noted in this figure would be dependent upon the non-applicability of US DOT Regulations, the occurrence of an event of default under the Convertible Debentures and a waiver of YA's restriction on owning more than 4.99% of our issued and outstanding common stock. We are required to reserve one-fifth of the total 24.9% maximum foreign ownership allowable under the US DOT Regulations for issuance pursuant to securities held by YA. (By way of example, if the 24.99% Foreign Ownership Pool equals 25,000 shares of our common stock, such reserve equals 5,000 shares.) This figure does not include shares held by Troy Rillo, who is an employee of YA but who does not control, is not controlled by and is not under common control with YA.

(4)      Address: P.O. Box 4694, Safat 13047, Kuwait.

(5) Includes warrants to purchase up to 29,450,000 shares of U.S. Helicopter common stock exercisable within 60 days of May 15, 2008. The acquisition of the interest noted in this figure would be dependent upon the non-applicability of the US DOT Regulations. As of May 15, 2008, this holder owned a total of 3,000,000 voting shares of our common stock and 8,000,000 non-voting shares of our common stock. The holder is entitled to have its non-voting shares converted into voting shares as voting shares become available pursuant to the US DOT Regulations.

(6)      Address: c/o Univest Group, P.O. Box 1520, Safat, Kuwait 13016.

(7) Represents warrants to purchase common stock exercisable within 60 days of May 15, 2008.

(8)      Address: P.O. Box 2781, Riyadh 11461, Saudi Arabia.

(9) Address: c/o U.S. Helicopter Corporation, 6 East River Piers, Suite 216, Downtown Manhattan Heliport, New York, NY 10004.

(10) Includes options held by Dean Borgman to purchase up to 600,000 shares of U.S. Helicopter common stock exercisable within 60 days of May 15, 2008.

(11) Includes 1,000 shares held by Mr. Roberts' spouse, and options held by Mr. Roberts to purchase up to 150,000 shares of U.S. Helicopter common stock exercisable within 60 days of May 15, 2008.

(12) Includes warrants to purchase up to 100,000 shares of U.S. Helicopter common stock exercisable within 60 days of May 15, 2008, and options to purchase up to 150,000 shares of U.S. Helicopter common stock exercisable within 60 days of May 15, 2008.

(13) Includes options held by George Mehm to purchase up to 381,000 shares of U.S. Helicopter common stock exercisable within 60 days of May 15, 2008.

(14) Includes options held by Terence O. Dennison to purchase up to 361,000 shares of U.S. Helicopter common stock exercisable within 60 days of May 15, 2008.

(15)     Address: The Chart Group, 70 East 55th Street, New York, NY 10022.

(16) Represents (a) options to purchase 350,000 shares of common stock held by Mr. Brady, (b) warrants to purchase up to 156,250 shares of U.S. Helicopter common stock held by William Street Advisors, LLC, and (c) warrants to purchase up to 156,250 shares of U.S. Helicopter common stock held by Univest Group Limited, all of which are exercisable within 60 days of May 15, 2008.

(17)     Address: 1 Trimont Lane, 1515-A, Pittsburgh, PA 15211.

(18) Represents options to purchase shares of common stock exercisable within 60 days of May 15, 2008.

(19)     Address: 87 Wilshire Drive, Belle Mead, NJ 08502.

(20)     Address: 13 Highview Lane, Yardley, PA 19067.

(21)     Address: c/o Univest Group, P.O. Box 1520, Safat, Kuwait 13016.

(22) Represents warrants to purchase up to 156,250 shares of U.S. Helicopter common stock held by Univest Group Limited, which are exercisable within 60 days of May 15, 2008.

(23) Includes options held by Dean Borgman (600,000 shares), John G. Murphy (300,000 shares), Gabriel Roberts (150,000 shares), John Capozzi (300,000 shares), Donal McSullivan (150,000), George Mehm (381,000 shares), Terence O. Dennison (361,000 shares), Col. Clinton Pagano (300,000 shares), Christopher Brady (350,000 shares), George Fechter (350,000 shares), Edward Sherman (350,000 shares) and Stephen Wills (250,000 shares), and warrants held by William Street Advisors, LLC (156,250), Univest Group Limited (156,250 shares), and Donal McSullivan (100,000 shares), all of which are exercisable within 60 days of May 15, 2008.

* Less than 1%.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who beneficially own, directly or indirectly, more than ten percent (10%) of the registered class of our equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file. To our knowledge, based solely on a review of the copies of such reports furnished to the Company and on representations that no other reports were required, no Forms 3, 4 or 5 relating to our common stock were filed late during 2007.

COSTS OF SOLICITATION

USH will pay its costs for preparing, mailing, returning, and tabulating proxies for the annual meeting. USH has retained StockTrans, Inc. to print and distribute proxy materials and tabulate stockholder votes for a fee of approximately $5,000. In addition, certain USH directors and officers, who will receive no compensation for their services other than their regular compensation disclosed herein, may solicit proxies. Such solicitations may be made personally, or by mail, facsimile, telephone, or email. Upon request, USH may also reimburse banks, brokers and other nominees for their costs in forwarding proxy materials to beneficial owners of USH stock.

MATTERS RAISED AT THE MEETING NOT INCLUDED IN THIS STATEMENT

We do not know of any matters to be acted upon at the meeting other than those discussed in this statement. If any other matter is properly presented, proxy holders will vote on the matter in their discretion.



















     =====================================================================


                          PROXY AND VOTING INSTRUCTION

                           U.S. HELICOPTER CORPORATION
                 ANNUAL MEETING OF STOCKHOLDERS - JUNE 19, 2008

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

At the Annual Meeting of Stockholders of U.S. Helicopter Corporation ("USH" or the "Company") on June 19, 2008, or at any adjournments thereof, the undersigned hereby appoints John G. Murphy and Thomas P. Gallagher, and each of them, proxies with power of substitution to vote the common stock of the undersigned, as directed hereon on the following matters, and, in their discretion, on any matters that may come before the meeting.

                               PLEASE VOTE TODAY!

Please mark vote as in example [X]

This Proxy, when properly executed, will be voted in the manner you have directed. If you return a signed proxy with no direction given, it will be voted in accordance with the Board of Directors' recommendations.


-------------------------------------------------------------------------------------------------
Proposal 1                   DIRECTORS RECOMMEND A VOTE "FOR"
-------------------------------------------------------------------------------------------------
------------------------------------- ------------------- ---------------- ----------------------
 Class I - Directors Nominated
       For One-Year Term                     FOR               WITHOLD
------------------------------------- ------------------- ---------------- ----------------------
------------------------------------- ------------------- ---------------- ----------------------
        John M. Capozzi                      [ ]                [ ]
------------------------------------- ------------------- ---------------- ----------------------
------------------------------------- ------------------- ---------------- ----------------------
  Col. Clinton Pagano (Ret.)                 [ ]                 [ ]
------------------------------------- ------------------- ---------------- ----------------------
------------------------------------- ------------------- ---------------- ----------------------
       Edward J. Sherman                     [ ]                [ ]
------------------------------------- ------------------- ---------------- ----------------------
------------------------------------- ------------------- ---------------- ----------------------

------------------------------------- ------------------- ---------------- ----------------------
------------------------------------- ------------------- ---------------- ----------------------
Class II - Directors Nominated
       For Two-Year Term
------------------------------------- ------------------- ---------------- ----------------------
------------------------------------- ------------------- ---------------- ----------------------
        John G. Murphy                       [ ]                [ ]
------------------------------------- ------------------- ---------------- ----------------------
------------------------------------- ------------------- ---------------- ----------------------
       George A. Fechter                     [ ]                [ ]
------------------------------------- ------------------- ---------------- ----------------------
------------------------------------- ------------------- ---------------- ----------------------
       Stephen T. Wills                      [ ]                [ ]
------------------------------------- ------------------- ---------------- ----------------------
------------------------------------- ------------------- ---------------- ----------------------

                                      -23-


------------------------------------- ------------------- ---------------- ----------------------
------------------------------------- ------------------- ---------------- ----------------------
Class III - Directors Nominated
      For Three-Year Term
------------------------------------- ------------------- ---------------- ----------------------
------------------------------------- ------------------- ---------------- ----------------------
        Dean C. Borgman                      [ ]                [ ]
------------------------------------- ------------------- ---------------- ----------------------
------------------------------------- ------------------- ---------------- ----------------------
     Christopher D. Brady                    [ ]                [ ]
------------------------------------- ------------------- ---------------- ----------------------
------------------------------------- ------------------- ---------------- ----------------------
      Richard L. Bushman                     [ ]                [ ]
------------------------------------- ------------------- ---------------- ----------------------

-------------------------------------------------------------------------------------------------
Proposal 2                   DIRECTORS RECOMMEND A VOTE "FOR"
-----------------------------------------------------------------------------------------------------------------
----------------------------------- ----------------------------- ------------------------ ----------------------
 Ratification of Moore Stephens, P.C.                FOR                       AGAINST                 ABSTAIN
              as Auditors                            [ ]                         [ ]                     [ ]
---------------------------------------- ----------------------------- ------------------------ ----------------------

----------------------------------------------------------------------------------------------------------------------
Proposal 3                        DIRECTORS RECOMMEND A VOTE "FOR"
----------------------------------------------------------------------------------------------------------------------
---------------------------------------- ----------------------------- ------------------------ ----------------------
 Proposed Amendment to Certificate of                FOR                       AGAINST                 ABSTAIN
             Incorporation                           [ ]                         [ ]                     [ ]
---------------------------------------- ----------------------------- ------------------------ ----------------------

----------------------------------------------------------------------------------------------------------------------
Proposal 4                        DIRECTORS RECOMMEND A VOTE "FOR"
----------------------------------------------------------------------------------------------------------------------
---------------------------------------- ----------------------------- ------------------------ ----------------------
 Approval of 2007 Stock Incentive Plan               FOR                       AGAINST                 ABSTAIN
                                                     [ ]                         [ ]                     [ ]
---------------------------------------- ----------------------------- ------------------------ ----------------------

Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


Signature:                                     Date:
           -----------------------------------      ----------------------------


Signature:                                     Date:
           -----------------------------------      ----------------------------

                             YOUR VOTE IS IMPORTANT
                        VOTE TODAY IN ONE OF THREE WAYS:


1.   VOTE BY INTERNET:
     Log-on to www.votestock.com
     Enter your control number printed below
     Vote your proxy by checking the appropriate boxes
     Click on "Accept Vote"

OR

2. VOTE BY TELEPHONE: After you call the number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed.

     Call toll-free in the U.S. or Canada at
     1-866-626-4508, on a touch-tone telephone

OR

3. VOTE BY MAIL: If you do not wish to vote over the Internet or by telephone, please complete, sign, date and return the accompanying proxy card in the pre-paid envelope provided.

                             YOUR CONTROL NUMBER IS:

                          -----------------------------


      You may vote by Internet or telephone 24 hours a day, 7 days a week.
         Internet and telephone voting is available through 11:59 p.m., prevailing time, on JUNE 18, 2008
          Your Internet or telephone vote authorizes the named proxies to vote in the same manner as if you marked, signed and
                            returned your proxy card.




                                      -25-